REVOLVING LINE OF CREDIT AGREEMENT


                  THIS REVOLVING LINE OF CREDIT AGREEMENT (this "Agreement") is made this ____ day of May, 1994, between RRC GA ONE, INC., a Georgia Corporation ("Borrower"), and WACHOVIA BANK OF GEORGIA, N.A., a national banking association chartered pursuant to the laws of the United States of America ("Lender").

                                              ARTICLE 1 - BACKGROUND

                  1.1 Background. Lender has agreed to extend a line of credit (the "Line of Credit") in the aggregate principal amount of $5,000,000 to Borrower under which separately documented, secured
(except as hereinafter provided in subsection 2.2.3) loans may be made subject to and upon the conditions set forth in this Agreement.

                  1.2 Statement of Agreement. For and in consideration of the mutual covenants herein contained, the sum of $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as indicated in this Agreement.

                                              ARTICLE 2 - AGREEMENTS

                  2.1 Line of Credit. Subject to the terms hereof, Lender extends to Borrower a revolving line of credit in the maximum amount of $5,000,000 inclusive of all outstanding principal and interest (the "Line of Credit"), available from the date hereof until April __, 1995, unless terminated earlier in accordance with the terms of this Agreement. The aggregate amount of principal and interest due with respect to all loans made hereunder (individually called a "Loan" and collectively called "Loans") shall never exceed the sum of $5,000,000. Borrower may submit a request for a disbursement under the Line of Credit only in accordance with
Section 2.2 of this Agreement. Prior to an Event of Default, as said term is hereinafter defined, or maturity of any of the Loans, the principal balance of all indebtedness evidenced by any Loan from time to time arising under the Line of Credit shall bear interest at one-quarter of one percent (0.25%) plus the "Prime
Rate" (as hereinafter defined), as such rate may fluctuate from time to time, simple interest. For purposes of the Line of Credit,

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the term "Prime Rate" shall mean the interest rate so denominated and set by Lender from time to time as an interest rate basis for borrowings. The Prime Rate is one of several interest rate bases used by Lender. Lender lends at interest rates above and below the Prime Rate. In the event that Lender shall abolish or abandon the practice of establishing its Prime Rate, Lender shall designate a comparable reference rate which shall be deemed to be the Prime Rate hereunder. The rate of interest on every Loan hereunder shall change each time the Prime Rate changes on the date of the change in which the Prime Rate is effective. Interest shall be computed on every Loan hereunder with respect to each day during the term of the Loan by multiplying the outstanding principal balance thereunder at the close of business on that day (or on the most recent day on which Lender was open for business) by a daily interest factor, which daily interest factor shall be calculated by dividing the aforesaid interest rate per annum in effect on that day by 360. Interest so computed shall accrue for each and every day (365 days per year, 366 days per leap year) on which any indebtedness under the Loan remains outstanding, including the day on which funds are initially advanced regardless of the time of day such advances are made, and including the day on which funds are repaid unless repayment is credited prior to close of business. Payments in federal funds immediately available to the place designated for payment received by Lender prior to 2:00 p.m. local time at said place of payment shall be credited prior to close of business, while other payments may, at the option of Lender, not be credited until immediately available to Lender in federal funds in the place designated for payment prior to 2:00 p.m. local time at said place of payment on a day on which Lender is open for business. As indicated in the form of Real Estate Note attached hereto as Exhibit D and incorporated herein by this reference (the "Note"), Borrower may be entitled to a reduced rate of interest on particular Loans upon the fulfillment of certain conditions precedent and the acknowledgement in writing of the fulfillment of those conditions precedent by Lender with respect to the applicable Loan. Interest on each Loan shall be payable monthly during the term of the Loan. Notwithstanding anything contained herein to the contrary, all outstanding principal and unpaid interest for each particular Loan shall be due in full on the earliest of (a) date of closing of any additional financing for the "Project" (as defined in Section 2.2 below) securing that particular Loan or any portion thereof, (b) the date of closing of any sale of the Project or any portion of said Project, or (c) twenty-four (24) months from the

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date of closing of that particular Loan.  Notwithstanding the foregoing, for each particular Loan, Borrower may request an extension of the maturity date for that particular Loan in accordance with the terms and conditions more particularly set forth in that certain Construction Loan Agreement attached hereto as Exhibit F and incorporated herein by this reference (the "Loan Agreement"). Equal monthly principal payments of $2,000 shall be due on each Loan commencing on the first anniversary date of the closing of that particular Loan and extending to the maturity date of that particular Loan subject to the right of Borrower to extend the maturity of that particular Loan as provided in the Loan Agreement. The payment and performance of all of Borrower's obligations under the Line of Credit and all Loans shall be unconditionally guaranteed by Regency Realty Corporation, a Florida corporation ("Guarantor").

                  2.2      Disbursement of Loans.

                           2.2.1  Except as expressly provided to the contrary
in subsection 2.2.3 below, Borrower may request disbursement of proceeds for a Loan only after approval by Lender of the proposed
Project, which approval shall be provided upon the satisfaction of the conditions hereinafter described in subsections 2.2.1.1 through
2.2.1.9. Proceeds for a Project will only be disbursed in a maximum amount equal to the lesser of: (a) 80% loan to appraised value of the Project or (b) 80% loan to the actual costs of the acquisition of the "Land" (as hereinafter defined) and construction of the Project. "Project" shall mean the construction by Borrower of a freestanding retail building located in Georgia, Tennessee, Florida, Mississippi, South Carolina or Alabama together with parking and other appurtenant facilities upon land owned by Borrower (the "Land") and the acquisition and installation of personal property to be used in connection with said retail building. The Project must be leased in its entirety to Eckerd
Corporation, a Delaware corporation ("Eckerd"). Lender shall have the right, subject to the terms herein stated, to approve any proposed Project for financing under the Line of Credit. Lender's review and approval shall be limited to and shall be granted upon the satisfactory delivery by Borrower of the following items:

                                    2.2.1.1  Borrower shall submit an agreement
fully-executed by Eckerd for the leasing of the Project which agreement must be in form and substance satisfactory to Lender and

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must include a subordination, non-disturbance and attornment agreement executed by Eckerd in favor of Lender in form and substance satisfactory to Lender together with an estoppel certificate executed by Eckerd in favor of Lender in form and substance satisfactory to Lender. Without in any way limiting Lender's foregoing right of approval, each proposed agreement for leasing by Eckerd of the Project must provide for an acceptable minimal rental, term and leaseable square footage of the Project.

                                2.2.1.2  Borrower shall submit a description of
the Land upon which the Project shall be located, the plans and specifications for any and all improvements within the Project and a breakdown of all costs associated with the acquisition, construction and operation of the Project and the financing thereof which shall be approved by Lender in its discretion as a condition to closing of the Loan. The aforesaid approval of Lender shall include the review by Newbanks & Company, Inc. ("NewBanks"), a Georgia corporation, of the cost estimates in the plans and specifications prior to closing. Subsequent reviews shall be conducted by Newbanks including inspection of the Project to verify construction progress in accordance with the applicable Loan
Agreement prior to periodic disbursements of the Loan proceeds for each Loan.

                                  2.2.1.3  Borrower shall submit evidence in
writing that Eckerd has received final approval from its committee for real estate for leasing of the Project (sometimes commonly known within the real estate industry as the "Eckerd Committee Real
Estate Approval Letter").

                                2.2.1.4  Borrower shall submit a fully executed
purchase agreement and escrow agreement for each Project which has been pre-sold by Borrower and which shall contain terms and conditions satisfactory to Lender (which terms and conditions shall include, without limitation, the purchase price, closing requirements and the prospective purchaser) and which shall be absolutely assigned to Lender in the "Loan Documents" (as hereinafter defined). Borrower shall also submit evidence that Eckerd has or will deliver all forms of estoppel certificates and subordination, non-disturbance and attornment agreements required by the prospective purchaser. If the purchase agreement provides for a cash purchase price sufficient to pay all obligations of Borrower to Lender under the Loan Documents for the applicable

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Project and provided that purchase agreement contains no unusual warranty, indemnification or like provisions, then Lender shall approve the purchase agreement.

                                    2.2.1.5  Borrower shall submit evidence that
the Land on which the Project is to be constructed lies in a district with an appropriate zoning designation to allow construction and operation of the Project under applicable zoning ordinances. This zoning verification shall include evidence to demonstrate that all applicable materials relative to the restrictions and requirements which relate to such zoning, including lot size, building size and height, setbacks, parking, use and other relevant matters for the Project have been met and that the intended use of the Project is permitted as a matter of right.

                                    2.2.1.6  Borrower shall deliver a Phase I
Environmental Report evaluating the Land on which the Project is to be constructed and setting forth findings and conclusions satisfactory to Lender in its sole discretion. The aforesaid Phase
I Environmental Report, or other evidence to be delivered by Borrower to Lender such as a survey of the Land, shall also indicate that the Project when constructed will not be located in an area having special flood hazards according to the flood hazard boundary maps used by the United States Department of Housing and Urban Development in connection with the National Flood Insurance
Program and shall indicate that the proposed construction of the Project and the contemplated use of the Project are such that provisions of the laws relating to the filling, dredging, excavation or other usage of lands classified as wetlands or lands which are subject to periodic flooding or have thereon standing or moving bodies of water are not applicable to the construction of the Project.

                                2.2.1.7  Borrower shall deliver an appraisal of
the Project satisfactory to Lender in its sole discretion as to form and substance. Lender shall have the right to approve the qualifications for any party who may deliver any such appraisal.

                                  2.2.1.8  Borrower shall deliver a mortgagee's
title insurance commitment issued by a reputable national title underwriter approved by Lender in the full amount of the proposed

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Loan for the Project upon terms and conditions satisfactory to
Lender in its sole discretion.

                                 2.2.1.9  Borrower shall deliver all other pre-
closing requirements and loan closing documents as set forth on the Loan Closing Checklist attached hereto as Exhibit A and incorporated herein by this reference.

                           2.2.2  Upon submission of the above pre-closing
requirements, Lender shall direct its counsel to prepare loan closing documents (the "Loan Documents") as set forth in the Loan
Closing Checklist and substantially in the form of those documents attached hereto as Exhibits B through Exhibit Q and incorporated herein by this reference. These Exhibits attached hereto are as follows:

                  Exhibit A --      Loan Closing Checklist
                  Exhibit B --      Certificate of Plans and Specifications
                  Exhibit C --      Form of Surveyor's Certificate
                  Exhibit D --      Real Estate Note (the "Note")
                  Exhibit E --      Deed to Secure Debt, Assignment and
                                    Security Agreement (the "Security Deed")
                  Exhibit F --      Construction Loan Agreement
                  Exhibit G --      UCC-1 Financing Statements (Sate where
                                    the Project is located and Florida)
                  Exhibit H --      Borrower's Affidavit
                  Exhibit I --      Agreement regarding Environmental
                                    Activity
                  Exhibit J --      Unconditional Guaranty of Payment and
                                    Performance
                  Exhibit K --      Guaranty of Agreement Regarding
                                    Environmental Activity
                  Exhibit L --      Loan Closing Statement
                  Exhibit M --      Subordination Non-Disturbance and
                                    Attornment Agreement
                  Exhibit N --      Tenant Estoppel Certificate
                  Exhibit O --      Form of Opinion Letter for Counsel of
                                    Borrower and Guarantor
                  Exhibit P --      Construction Consultant Agreement
                  Exhibit Q --      Consent to Assignment of Construction
                                    Documents
                  Exhibit R         --      Unsecured Note
                  Exhibit S --      Guaranty of Unsecured Note

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Each of the aforesaid documents shall be executed by Borrower,
Guarantor, Eckerd and/or the third party indicated therein and shall shall be delivered to Lender for its execution.

                           2.2.3  Notwithstanding subsections 2.2.1 and 2.2.2
above, Borrower may request that Lender disburse up to $500,000 under the Line of Credit on a temporarily unsecured basis provided said funds are either:  (a) secured by an approved Project within
45 days of the applicable advance or (b) repaid in their entirety with interest thereon as provided hereunder on or before the 45th
day after said advance.   For any temporary advance under this
subsection, Borrower shall execute and deliver to Lender an unsecured note in the form attached hereto as Exhibit R and shall cause Guarantor to execute and deliver to Lender a guaranty of unsecured note in the form attached hereto as Exhibit S.

                  2.3 Purpose. Proceeds of the Loans shall be used solely for an approved Project (except that for disbursements made pursuant to the terms of subsection 2.2.3 above the Project need not be approved), and in no event shall any proceeds of any Loan be used for personal, family or household purposes.

                  2.4 Final Approval and Limitations. The obligation of Lender to make any Loan is conditioned upon prior approval of each separate request for a Loan by Borrower and prior approval of the proposed Project or to the extent applicable the temporarily unsecured Loan as provided in subsection 2.2.2 above.

                  2.5 Condition of Closing Subsequent Loans. In addition to the conditions set forth in Section 2.2 above, Lender shall have no obligation to make any Loan if there shall exist any event of default hereunder or under any Loan Documents for a previously funded Loan. The obligations of Borrower under all Loan Documents with regard to all Loans shall be cross-defaulted within the Loan
Documents such that a default under the Loan, not cured as provided in the Loan Documents (if any cure period is provided), shall constitute a default under all of the Loans. In addition, each Project shall be cross-collateralized such that each Project serves as collateral for all outstanding Loans, provided that upon the full and final payment of a Note evidencing a Loan, the security provided to collateralize that particular Note, including the Security Deed for that particular Note, shall be cancelled and terminated.

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                  2.6      Principal Payments.  Upon the receipt of any
payments made by or on account of Borrower with respect to Loans under the Line of Credit, Lender shall apply such payments as provided in the Note evidencing such Loan.

                  2.7 Events of Default. Borrower shall be in default hereunder and under all of the Loans if any one or more of the following events occur (an "Event of Default"):

                           2.7.1  Failure to pay any installment of principal
or interest due under any Note evidencing a Loan as and when due thereunder; or

                           2.7.2  Failure to observe and perform each and every
covenant, agreement and provision of this Agreement or any documents evidencing, governing or securing any Loan including, without limitation, the Loan Documents; or

                           2.7.3  Appointment of a receiver, trustee, custodian
or a liquidator of Borrower or Guarantor or any other property of Borrower or Guarantor; or

                           2.7.4  Filing by Borrower or Guarantor of a
voluntary petition in bankruptcy seeking reorganization or rearrangement or taking advantage of any applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, insolvency, reorganization or similar laws affecting the rights or limits of creditors generally, as in effect from time to time, or an answer by Borrower or Guarantor admitting the material allegations of a petition filed against Borrower or Guarantor in any bankruptcy, reorganization, insolvency, conservatorship or similar proceeding or an admission by Borrower or Guarantor in writing of non-availability to pay any debts that become due; or

                           2.7.5  The making of Borrower or Guarantor of a
general assignment for the benefit of creditors; or

                           2.7.6  The entry of an order of relief by any court
of competent jurisdiction or the approval of a petition seeking reorganization of Borrower or Guarantor or an arrangement of their debts or the appointment of a receiver, trustee, conservator, custodian or liquidator of Borrower or Guarantor or any property

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owned by Borrower or Guarantor, not dismissed within sixty (60)
days in the event of an involuntary action.

                           2.7.7  Notwithstanding anything herein or in any
Loan Documents to the contrary, Borrower shall receive the benefit of the notice and cure periods (if any) set forth in Paragraph D-1 of Exhibit "D" to the Security Deed prior to an "Event of Default" and the exercise by Lender of its remedies hereunder with respect thereto.

                  2.8 Remedies. If any Event of Default occurs hereunder, Lender may require the entire principal and all interest accrued on the Loans to be, and the same shall thereupon become due and payable, without any presentment, demand, notice of intention to accelerate the indebtedness evidenced by the Loans, protest or other notice of any kind, all of which are hereby expressly waived.
If Borrower fails to pay when due, the principal and interest owing under any Loan or any other charges owing under any of the Loan
Documents, Borrower will pay Lender such further amount as may be sufficient to cover the cost and expenses of collection, including, but not limited to, reasonable attorneys' fees of Lender's counsel and expenses related thereto.

                  2.9 Financial Statements. Borrower shall keep and maintain or shall cause to be kept and maintained, at Borrower's cost and expense and in accordance with sound accounting practices and principles consistently applied, proper and accurate books, records and accounts reflecting all items of income and expense in connection with the operation of each Project by Borrower and all items of cost in connection with the construction of any improvements which are now or hereafter a portion of the Project, and Lender and any persons authorized by Lender shall have the right at all reasonable times to inspect such books, records and accounts and to make copies thereof. Borrower shall deliver to Lender within thirty (30) days after notice by Lender unaudited statements of the income, expenses and capital expenditures arising out of the conduct of any business by Borrower at any Project, or any part thereof or the construction of any improvements thereon, for the twelve (12) month period prior to the giving of such notice or for such other period as may be designated by Lender in such notice, prepared in such detail and containing such supporting documentation, including rent rolls and lease information, as Lender may request. As soon as practicable, but in any event

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within thirty (30) days after the end of each of the first three quarters of each calendar year (or applicable fiscal year) and within ninety (90) days after the end of each calendar year (or applicable fiscal year), Borrower shall furnish to Lender unaudited general financial statements of Borrower and each Guarantor for such quarter or such year, and prepared in such detail as Lender may request. All unaudited statements referred to in this Section
2.9 shall be prepared in accordance with sound accounting practices and principles consistently applied and shall be certified by Borrower (or Guarantor, where appropriate), if an individual, or by the chief financial officer or partner of Borrower (or Guarantor, where appropriate). Borrower shall also promptly deliver to Lender copies of any audited general financial statements prepared for Borrower or any Guarantor and copies of any audited reports available to Borrower relating to the conduct of any business at any Project or the construction of any improvements thereon, if any. Upon the occurrence of an Event of Default hereunder, or if Lender reasonably suspects that inaccurate information has been provided by Borrower under this Section 2.9, Borrower shall deliver to Lender within thirty (30) days after demand by Lender, statements of the income and expense for each Project or of the cost of construction of any improvements thereon, for the period designated by Lender, certified by a certified public accountant. Borrower, upon ten (10) days' prior written notice, shall furnish Lender a written statement, duly acknowledged, setting forth the unpaid principal of, and interest on, the indebtedness evidenced by the Loans and stating whether or not any known offsets or defenses exist against such indebtedness, or any portion thereof and the specific facts relating to any such offset or defense.

                  2.10 Term of Agreement. This Agreement and the Line of Credit shall continue unless sooner terminated as provided herein until May __, 1995. Upon any such termination, Borrower's obligations and the powers and rights of Lender under this Agreement and any of the Loan Documents shall continue in full force and effect until all Loans have been paid in full and until all of the liabilities and obligations of Borrower hereunder or under any of the Loan Documents shall have been fully satisfied.

                  2.11 Costs and Expenses. Borrower shall pay all costs and expenses incurred in connection with the preparation for and the closing of the Line of Credit and each particular Loan, whether the Loan is closed or not, including appraisal fees, environmental

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audit fees, inspection fees (including fees of Newbanks),
surveyors' fees, legal fees (including fees of counsel for Lender), intangibles taxes, note taxes, mortgage taxes, transfer taxes, all recording costs, all license and permit fees, and all title and other insurance premiums. Lender shall not bear any out-of-pocket costs or expenses whatsoever in connection with the Line of Credit or any Loan.

                  2.12 Discount or Origination Fee. Borrower shall pay to Lender a discount or loan origination fee in the amount of one percent (1%) of the principal amount of each Loan (excluding any disbursement made pursuant to the terms of subsection 2.2.3, provided that such disbursement is converted to a Loan secured by a Project), which shall be fully earned, non-refundable and due and payable at the time of closing of that particular Loan. In the event Borrower shall elect to extend the maturity of that particular Loan as provided in the Loan Agreement, an additional one-half of one percent (0.5%) loan fee shall be paid in accordance with the stipulations set forth in the applicable Loan Agreement with regard to the extension of the maturity of that particular
Loan.

                                          ARTICLE 3 - GENERAL CONDITIONS

                  3.1 No Waiver; Remedies Cumulative. No delay or omission by Lender to exercise any right, power or remedy accruing upon any Event of Default shall exhaust or impair any such right, power or remedy or shall be construed to be a waiver of any such default, or acquiescence therein, and every right, power and remedy given by this Agreement or any of the Loan Documents to Lender may be exercised from time to time and as often as may be deemed expedient by Lender. No consent or waiver, expressed or implied, by Lender to or of any default shall be deemed or construed to be a consent or waiver to or of any other default. No delay, indulgence, departure, act or omission by Lender shall release, discharge, modify, change or otherwise affect the original liability under this Agreement or any of the Loan Documents or any other obligation of Borrower or any subsequent purchaser of a Project or any part thereof, or any maker, surety or Guarantor, or preclude Lender from exercising any right, privilege or power granted herein or in any of the Loan Documents. Lender may at any time, without notice to or further consent from Borrower, surrender or substitute any property or other security of any kind or nature

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whatsoever securing the indebtedness evidenced by the Loans or release any Guarantor, and no such action will release Borrower's obligations hereunder or alter the effect hereof. No right, power or remedy conferred upon or reserved to Lender hereunder is intended to be exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder or under the other Loan Documents or now or hereafter existing at law, in equity or by statute.

                  3.2 Survival of Certain Agreements. Notwithstanding the repayment of the indebtedness evidenced by the Loans and the cancellation or transfer of the Loan Documents, or any foreclosure of, or sale under power contained in, any of the Loan Documents, or the acquisition by Lender of title to any Project in lieu of foreclosure, or any other realization upon collateral securing any indebtedness evidenced by the Loans, all agreements of Borrower contained herein or in any of the other Loan Documents to pay the costs and expenses of Lender in connection with the Loans contemplated by the Loan Documents and all agreements of Borrower contained herein or in any of the other Loan Documents to indemnify and/or hold harmless Lender shall continue in full force and effect so long as there exists any possibility of expense or liability on the part of Lender.

                  3.3 No Obligation to Third Parties. The Loans are and will be made solely for the benefit of Lender. No tenant nor any party involved with the construction of any Project nor any other party whatsoever shall have standing to bring any action against Lender as the result of this Agreement or the Loan Documents, or to assume that Lender will exercise any remedies provided herein, and no party other than Lender shall be deemed to be a beneficiary of any provision of the Loan Documents, any and all of which may be freely waived in whole or in part by Lender in its discretion at any time. Nothing contained in this Agreement or the Loan
Documents shall be deemed to impose upon Lender any liability for the performance of any obligation of Borrower.

                  3.4 Miscellaneous. This Agreement shall inure to the benefit of and be binding upon Borrower and Lender and their respective heirs, executors, legal representatives, successors, successors-in-title and assigns, subject to all restrictions on transfer herein or in the Loan Documents. Neither this Agreement

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nor the proceeds of any Loans contemplated by the Loan Documents may be assigned by Borrower without the prior consent of Lender which may be given or withheld at the discretion of Lender. Notwithstanding the foregoing, Borrower may assign its rights under this Agreement to an affiliate, subsidiary or corporate parent of Borrower so long as: (a) there is no Event of Default under this Agreement or any of the Loan Documents, (b) Guarantor and Borrower remain fully obligated for performance of all obligations under this Agreement and the Loan Documents, and (c) Borrower provides such financial and business information concerning the proposed assignee as Lender may reasonably request. This Agreement may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought. This Agreement contains the entire agreement between Borrower and Lender relating to the Line of Credit and supersede entirely any and all prior written or oral agreements with respect thereto; and Borrower and Lender hereto acknowledge and agree that there are no contemporaneous oral agreements with respect to the subject matter hereof. Nothing contained in this Agreement shall be construed to create an agency, partnership or joint venture between Borrower and Lender. All personal pronouns used in this Agreement whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and vice versa. Titles of articles and sections in this Agreement are for convenience only and in no way define, limit, amplify or describe the scope or intent of any provisions thereof. If more than one person or entity constitutes, collectively, Borrower or Guarantor, all of the provisions of this Agreement referring to Borrower or Guarantor shall be construed to refer to each such person or entity individually as well as collectively. When anything is described or referred to in this Agreement in general terms and one or more examples or components of what has been described or referred to generally is associated with that description (whether or not following the word "including"), the examples or components shall be deemed illustrative only and shall not be construed as limiting the generality of the description or reference in any way.
Wherever in this Agreement the approval or consent of Lender is required or permitted, or wherever a requirement of Lender or the standard of acceptability or satisfaction of Lender must be determined, such approval, consent or determination of Lender shall not be unreasonably withheld or delayed; provided, however, that wherever it is indicated that such approval, consent or

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determination is to be given or made at the option or in the discretion or judgment of Lender, then Lender may grant or withhold such approval or consent or make such determination without restriction in its sole and absolute discretion. If any provisions of this Agreement or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law. Time is of the essence with respect to each and every covenant, agreement and obligation of Borrower under this Agreement. All exhibits referred to in this Agreement are by such reference incorporated into this Agreement as if fully set forth therein. The parties acknowledge and agree that they have been represented by counsel and that each of the parties has participated in the drafting of this Agreement. Accordingly, it is the intention and agreement of the parties that the language, terms and conditions of this Agreement are not to be construed in any way against or in favor of any party hereto by reason of the responsibilities in connection with the preparation of this Agreement.

                  3.5 Communications. Unless and except as otherwise specifically provided herein, any and all notices, elections, approvals, consents, demands, requests and responses thereto
("Communications") permitted or required to be given under this Agreement shall be in writing, signed by or on behalf of the party giving the same, and shall be deemed to have been properly given and shall be effective upon the earlier of receipt thereof or deposit thereof in the United States mail, postage prepaid, certified with return receipt requested, to the other party at the address of such other party set forth hereinbelow or at such other address within the continental United States as such other party may designate by notice specifically designated as a notice of change of address and given in accordance herewith; provided, however, that the time period in which a response to any Communication must be given shall commence on the date of receipt thereof; and provided further that no notice of change of address shall be effective with respect to Communications sent prior to the time of receipt thereof. Receipt of Communications under this Agreement shall occur upon actual delivery (whether by mail, telecopy transmission, messenger, courier service, or otherwise) to any person who is Borrower or an officer or general partner of Borrower at any location where such person may be found, or to an

                                                     - 14 -
19579-1
officer, partner, agent or employee of Borrower or Lender, at the address of such party set forth hereinbelow, subject to change as provided hereinabove. An attempted delivery in accordance with the foregoing, acceptance of which is refused or rejected, shall be deemed to be and shall constitute receipt; and an attempted delivery in accordance with the foregoing by mail, messenger, or courier service (whichever is chosen by the sender) which is not completed because of changed address of which no notice was received by the sender in accordance with this provision prior to the sending of the Communication shall also be deemed to be and constitute receipt. Any Communication, if given to Lender, must be addressed as follows, subject to change as provided hereinabove:

                           Wachovia Bank of Georgia, N.A.
                           Real Estate Finance Division
                           30th Floor, Mail Code 1810
                           191 Peachtree Street, N.E.
                           Atlanta, Georgia  30303

and, if given to Borrower, must be addressed as follows, subject to change as provided hereinabove:

                           RRC GA One, Inc.
                           Suite 200, 121 West Forsyth Street
                           Jacksonville, Florida  32202

                  3.6 Applicable Law. This Agreement shall be interpreted, construed and enforced according to the laws of the State of Georgia.




                                                     - 15 -
19579-1

                  IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement under seal, as of the day and year first above written.

As to Borrower, signed              BORROWER:
sealed and delivered in
the presence of:                    RRC GA ONE, INC.,
                                                     a Georgia corporation


_________________________           By:___________________________
Unofficial Witness
                                                        Its:___________________

                                                     Attest:___________________
_________________________
Notary Public                                  Its:______________________

Commission Expiration Date:                          [CORPORATE SEAL]

     (NOTARIAL SEAL)

                                                     LENDER:

As to Lender, signed                WACHOVIA BANK OF GEORGIA, N.A.
sealed and delivered in
the presence of:


_________________________           By:     _______________________________
Unofficial Witness                                   James F. Harrell
                                                              Vice President

_________________________                          (BANK SEAL)
Notary Public

Commission Expiration Date:


     (NOTARIAL SEAL)

                                                     - 16 -
19579-1